Exhibit 10.36.3

SECOND AMENDMENT TO SHAREHOLDERS AGREEMENT

This SECOND AMENDMENT TO SHAREHOLDERS AGREEMENT (this “Amendment”), effective as of [•], 2020 (the “Second Amendment Effective Date”), is made by and among Athene Co-Invest Reinsurance Affiliate 1A Ltd., a Bermuda Class C insurer (“ACRA”), ADIP Holdings (A), L.P., a Cayman Islands limited partnership (“ADIP A”), ADIP Holdings (B), L.P., a Cayman Islands limited partnership (“ADIP B”), ADIP Holdings (C), L.P., a Cayman Islands limited partnership (“ADIP C”), ADIP Holdings (D), L.P., a Cayman Islands limited partnership (“ADIP D”), ADIP Holdings (E), L.P., a Cayman Islands limited partnership (“ADIP E”) and ADIP Holdings (Lux), L.P., a Cayman Islands limited partnership (“ADIP Lux” and, together with ADIP A, ADIP B, ADIP C, ADIP D and ADIP E, the “Co- Investors” and each, a “Co-Investor”) and Athene Life Re Ltd., a reinsurance company organized under the laws of Bermuda (“ALRe” and, together with the Co-Investors, the “Shareholders”). ACRA, the Co-Investors and ALRe are the “Parties” and each a “Party” to this Amendment.

WITNESSETH:

WHEREAS, the Parties are parties to that certain Shareholders Agreement effective as of October 1, 2019 (the “Shareholders Agreement”), as amended pursuant to that First Amendment to the Shareholders Agreement, effective as of October 25, 2019;

WHEREAS, the Parties desire to amend the Shareholders Agreement as provided herein; and

WHEREAS, pursuant to Section 4.5 of the Shareholders Agreement, the Shareholders Agreement may be amended by a written instrument duly executed by the proper officers of each party to the Shareholders Agreement.

NOW, THEREFORE, in consideration of the covenants and agreements contained herein, the Parties hereby agree as follows:

1.    Definitions. Capitalized terms used but not otherwise defined in this Amendment shall have the respective meanings ascribed to such terms in the Shareholders Agreement.

2.    Amendment.

(a)    From and after the Second Amendment Effective Date, Section 3.9(b) of the Shareholders Agreement is hereby amended and restated in its entirety to read as follows:

"(b)    Pursuant to the Twelfth Amended and Restated Bye-laws of Athene, any vote for the appointment, removal or remuneration of directors of a non-U.S. subsidiary of Athene must be referred to the shareholders of Athene. Following the expiration of each Director’s term, ALRe shall use reasonable best efforts to cause the board of directors of Athene to recommend that the shareholders of Athene vote in favor of the proposal to authorize the election or re-election of the Athene Nominees and the ADIP Nominees, as the case may be. Subject to Bye-law 43.2(c) of the ACRA Bye-laws, and any corresponding bye-law contained in each New ACRA Investment Entity Bye-laws, in the event that the shareholders of Athene vote against the proposal to authorize the election of any Athene Nominee or ADIP Nominee, the then-existing Directors shall use reasonable best efforts to cause such vacancy to be filled so that, (a) any vacant seat that had been filled by an Athene Nominee shall be filled by an individual selected by the remaining Directors that are Athene Nominees and (b) any vacant seat that had been filled by an ADIP Nominee shall be filled by an individual selected by the remaining Directors that are ADIP Nominees; provided, that any vacant seat that had previously been filled by an ADIP Nominee that was nominated by the General Partner in accordance with that certain Letter Agreement, dated October 25, 2019, by and among ADIP E, the General Partner and the LP (as defined in such Letter Agreement) (the “Investor Letter Agreement”), shall be filled by an individual selected by the General Partner in accordance with the terms of the Investor Letter Agreement, such that the same proportion of Directors are Athene Nominees and ADIP Nominees as would be required pursuant to Section 3.9(a).”

3.    Miscellaneous.

(a)    Full Force and Effect. Except as expressly modified by this Amendment, all of the terms, covenants, agreements, conditions and other provisions of the Shareholders Agreement shall remain in full force and effect in accordance with their respective terms and are hereby ratified or confirmed. This Amendment shall not constitute an amendment or waiver of any provision of the Shareholders Agreement except as expressly set forth herein. Upon the execution and delivery hereof, the Shareholders Agreement shall thereupon be deemed to be amended and supplemented as hereinabove set forth as fully and with the same effect as if the amendments and supplements made hereby were originally set forth in the Shareholders Agreement, and this Amendment and the Shareholders Agreement shall henceforth be read, taken and construed as one and the same instrument, but such amendments and supplements shall not operate so as to render invalid or improper any action heretofore taken under the Shareholders Agreement. As used in the Shareholders Agreement, the terms “this Agreement,” “herein,” “hereinafter,” “hereto,” and words of similar import shall mean and refer to, from and after the Second Amendment Effective Date, unless the context requires otherwise, the Shareholders Agreement as amended by this Amendment.

EXECUTION VERSION

(b)    Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an electronic copy of an executed counterpart of a signature page to this Amendment by email or facsimile shall be as effective as delivery of a manually executed counterpart of this Amendment.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed effective as of the Second Amendment Effective Date.
ATHENE CO-INVEST REINSURANCE AFFILIATE 1A LTD.
By: /s/ Adam Laing____________________

Name: Adam Laing____________________

Title: Chief Financial Officer____________

Signature Page to Second Amendment to
Shareholders Agreement

ADIP HOLDINGS (A), L.P.
By: Apollo ADIP Advisors, L.P., its general partner
By: Apollo ADIP Capital Management, LLC, its general partner
By: APH Holdings, L.P., its sole member
By: Apollo Principal Holdings III GP, Ltd., its general partner
By: /s/ Joseph D. Glatt_____________________

Name: Joseph D. Glatt

Title: Vice President

Signature Page to Second Amendment to
Shareholders Agreement

ADIP HOLDINGS (B), L.P.
By: Apollo ADIP Advisors, L.P., its general partner
By: Apollo ADIP Capital Management, LLC, its general partner
By: APH Holdings, L.P., its sole member
By: Apollo Principal Holdings III GP, Ltd., its general partner
By: /s/ Joseph D. Glatt_____________________

Name: Joseph D. Glatt

Title: Vice President

Signature Page to Second Amendment to
Shareholders Agreement

ADIP HOLDINGS (C), L.P.
By: Apollo ADIP Advisors, L.P., its general partner
By: Apollo ADIP Capital Management, LLC, its general partner
By: APH Holdings, L.P., its sole member
By: Apollo Principal Holdings III GP, Ltd., its general partner
By: /s/ Joseph D. Glatt_____________________

Name: Joseph D. Glatt

Title: Vice President

Signature Page to Second Amendment to
Shareholders Agreement

ADIP HOLDINGS (D), L.P.
By: Apollo ADIP Advisors, L.P., its general partner
By: Apollo ADIP Capital Management, LLC, its general partner
By: APH Holdings, L.P., its sole member
By: Apollo Principal Holdings III GP, Ltd., its general partner
By: /s/ Joseph D. Glatt_____________________

Name: Joseph D. Glatt

Title: Vice President

Signature Page to Second Amendment to
Shareholders Agreement

ADIP HOLDINGS (E), L.P.
By: Apollo ADIP Advisors, L.P., its general partner
By: Apollo ADIP Capital Management, LLC, its general partner
By: APH Holdings, L.P., its sole member
By: Apollo Principal Holdings III GP, Ltd., its general partner
By: /s/ Joseph D. Glatt_____________________

Name: Joseph D. Glatt

Title: Vice President

Signature Page to Second Amendment to
Shareholders Agreement

ADIP HOLDINGS (LUX), L.P.
By: Apollo ADIP Advisors, L.P., its general partner
By: Apollo ADIP Capital Management, LLC, its general partner
By: APH Holdings, L.P., its sole member
By: Apollo Principal Holdings III GP, Ltd., its general partner
By: /s/ Joseph D. Glatt_____________________

Name: Joseph D. Glatt

Title: Vice President

Signature Page to Second Amendment to
Shareholders Agreement

ATHENE LIFE RE LTD.
By: /s/ Natasha Scotland Courcy__________

Name: Natasha Scotland Courcy__________

Title: SVP, General Counsel______________

Signature Page to Second Amendment to
Shareholders Agreement